UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 10, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, BeiGene, Ltd. (the “Company” or “BeiGene”) commenced an initial public offering (the “STAR Offering”) on the Science and Technology Innovation Board (the “STAR Market”) of the Shanghai Stock Exchange in China. The total number of shares being offered in the STAR Offering is 115,055,260 ordinary shares, par value $0.0001 per share (or 132,313,260 ordinary shares if China International Capital Corporation Limited exercises its option to obligate us to issue additional ordinary shares in full). The shares offered in the STAR Offering (the “RMB Shares”) are being issued to and subscribed for by permitted investors in the People’s Republic of China and listed and traded on the STAR Market in Renminbi. In addition, the Company has granted China International Capital Corporation Limited a 30-day overallotment option for up to 17,258,000 additional RMB Shares. The RMB Shares are expected to be listed and begin trading on the STAR Market on December 15, 2021 under the stock code “688235.”

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the RMB Shares, nor shall there be any offer or sale of the RMB Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

On December 10, 2021, the Company issued a press release announcing results from the RATIONALE 309 trial of tislelizumab versus placebo in combination with chemotherapy as a first-line treatment for patients with recurrent or metastatic nasopharyngeal cancer (RM-NPC) at the European Society for Medical Oncology Immuno-Oncology (ESMO I-O) Congress 2021, taking place on December 8-11, 2021. A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On December 11, 2021, the Company issued a press release announcing that it presented additional safety and efficacy results from an ongoing Phase 2 trial evaluating BRUKINSA® (zanubrutinib) in patients with previously treated B-cell malignancies who were intolerant to ibrutinib and/or acalabrutinib. These data were reported in a mini-oral presentation at the 63rd American Society for Hematology (ASH) Annual Meeting. A copy of this press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

On December 12, 2021, the Company issued a press release announcing results from a planned interim analysis of the Phase 3 SEQUOIA trial in patients with treatment-naïve (TN) chronic lymphocytic leukemia (CLL), including the randomized Cohort 1 comparing BRUKINSA to bendamustine plus rituximab (B+R) and Cohort 3 (Arm D) of BRUKINSA in combination with venetoclax in patients with deletion of chromosome 17p (del[17p]) and/or pathogenic TP53 variants. These data were reported in two oral presentations at the 63rd ASH Annual Meeting. A copy of this press release is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

On December 13, 2021, the Company and Nanjing Leads Biolabs, Inc., a privately-owned clinical stage biotechnology company in China and the U.S., jointly issued a press release announcing entry into a license and collaboration agreement granting BeiGene worldwide research, development and manufacturing rights and exclusive commercialization rights outside of China to LBL-007, a novel investigational antibody targeting the LAG-3 pathway. Data from a Phase 1 clinical trial of LBL-007 in patients with advanced solid tumors were presented at the 2021 annual meeting of the American Society of Clinical Oncology (ASCO). A copy of this press release is attached hereto as Exhibit 99.4, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release titled "BeiGene Presents Results from Phase 3 Trial of Tislelizumab in Nasopharyngeal Cancer at ESMO Immuno-Oncology Congress 2021", issued by BeiGene, Ltd. on December 10, 2021.

99.2
Press Release titled "BeiGene Presents Updated Safety and Efficacy Findings on BRUKINSA (zanubrutinib) in BTK Inhibitor-Intolerant Patients with Relapsed or Refractory B-Cell Malignancies", issued by BeiGene, Ltd. on December 11, 2021.

99.3	Press Release titled "BeiGene Presents Results from SEQUOIA Trial of BRUKINSA in First-Line Chronic Lymphocytic Leukemia at the 63rd ASH Annual Meeting", issued by BeiGene, Ltd. on December 12, 2021.

99.4
Press Release titled "Nanjing Leads Biolabs and BeiGene Announce Worldwide License and Collaboration Agreement for LBL-007 Anti-LAG-3 Antibody; BeiGene Granted Exclusive Commercialization Rights Outside of China", issued by BeiGene, Ltd. on December 13, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1	Press Release titled "BeiGene Presents Results from Phase 3 Trial of Tislelizumab in Nasopharyngeal Cancer at ESMO Immuno-Oncology Congress 2021", issued by BeiGene, Ltd. on December 10, 2021.

99.2
Press Release titled "BeiGene Presents Updated Safety and Efficacy Findings on BRUKINSA (zanubrutinib) in BTK Inhibitor-Intolerant Patients with Relapsed or Refractory B-Cell Malignancies", issued by BeiGene, Ltd. on December 11, 2021.

99.3	Press Release titled "BeiGene Presents Results from SEQUOIA Trial of BRUKINSA in First-Line Chronic Lymphocytic Leukemia at the 63rd ASH Annual Meeting", issued by BeiGene, Ltd. on December 12, 2021.

99.4
Press Release titled "Nanjing Leads Biolabs and BeiGene Announce Worldwide License and Collaboration Agreement for LBL-007 Anti-LAG-3 Antibody; BeiGene Granted Exclusive Commercialization Rights Outside of China", issued by BeiGene, Ltd. on December 13, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: December 14, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel